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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2004
                                                           -------------

                         FIRST BANCORP OF INDIANA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Indiana                         0-29814           35-2061832
         -------                        ---------          ----------
(State or other Jurisdiction of        (Commission        (IRS Employer
 Incorporation or Organization)        File Number)       Identification No.)

              2200 West Franklin Street, Evansville, Indiana 47712
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (812) 423-3196
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
        -----------------------------------------

      On June 17, 2004, First Bancorp of Indiana, Inc. (the "Company") issued a press release announcing the retirement of Harold Duncan from the Company as President and Chief Executive Officer and from First Federal Savings Bank (the "Bank") as Chief Executive Officer, effective July 1, 2004.

      The Company also announced that Michael H. Head was elected to succeed Mr. Duncan as President and Chief Executive Officer of the Company and the Bank. The Board of Directors also elected Kirby W. King to the position of Vice President of the Company and Executive Vice President and Chief Operations Officer of the Bank and George J. Smith to the position of Executive Vice President and Chief Financial Officer of the Bank.

      The Press Release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      Exhibit 99.1 Press Release dated June 17, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               FIRST BANCORP OF INDIANA, INC.




Date: June 18, 2004                            By: /s/ Michael H. Head
                                                   -----------------------------
                                                   Michael H. Head
                                                   Vice President